                                                         EX-99.B8AI
                                                         EXHIBIT 24(b)(8)(a)(i)

         AMENDMENT, dated November 20, 1997 to the May 1, 1996 custody agreement ("Agreement"), between those registered investment companies listed on Schedule A to the Agreement (each a "Customer"), having a place of business at 1818 Market Street, Philadelphia, PA 19103 and The Chase Manhattan Bank ("Bank"), having a place of business at 270 Park Ave., New York, N.Y. 10017-2070.

         It is hereby agreed as follows:

         Section 1. Except as modified hereby, the Agreement is confirmed in all respects. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

         Section 2. The Agreement is amended by deleting the mutual fund rider thereto and inserting, in lieu thereof, the following mutual fund rider:

         1. Add a new Section 15 to the Agreement as follows:

         15. Compliance with SEC rule 17f-5 ("Rule 17f-5").

         (a) Customer's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it, of the obligation to perform as Customer's "Foreign Custody Manager" (as that term is defined in Rule 17f-5(a)(2)) adopted under the Investment Company Act of 1940 ("Act"), as amended ("1940 Act"), the following responsibilities in a manner consistent with Rule 17f-5, to: (i) select Eligible Foreign Custodians (as that term is defined in Rule 17f-5(a)(1), and as the same may be amended from time to time, or that have otherwise been made exempt pursuant to an SEC exemptive order); (ii) enter into written contracts with such Eligible Foreign Custodians that are banks or trust companies and with Eligible Foreign Custodians that are "Securities Depositories" (as defined in Rule 17f-5(a)(6)) and that are not Compulsory Depositories (as defined below) where the Depository has such a contract; and (iii) to monitor the appropriateness of maintaining Assets of the series of the Customer with such Eligible Foreign Custodians; provided that, Bank shall not be responsible for these duties with respect to any compulsory Securities Depository ("Compulsory Depository"). A Compulsory Depository shall mean a Securities Depository or clearing agency the use of which is compulsory because: (1) its use is required by law or regulation or (2) maintaining securities outside the depository is not consistent with prevailing custodial practices in the country which the Depository serves. Compulsory Depositories used by Chase as of the date hereof are set forth in Appendix 1-A hereto. Appendix 1-A may be amended on notice to Customer from time to time. In that connection, Bank shall notify Customer promptly of pending changes to Appendix 1-A.

         (b) In connection with the foregoing, Bank shall:

         (i) provide written reports to Customer's Board upon the placement of Assets with a particular Eligible Foreign Custodian and of any Material Change (as defined below) in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements (and until further notice from Customer such reports shall be provided within 30 days after Bank becomes aware of any such Material Change. For purposes of the foregoing, a Material Change shall include, but shall not be limited to, Bank's decision to remove Customer's Assets from a particular Eligible Foreign Custodian, an event that has a material adverse affect on an Eligible Foreign Custodian's financial or operational strength, any non-compliance by an Eligible Foreign Custodian with a "Material Term" of Bank's subcustodian agreement with such Eligible Foreign Custodian (as defined below) or any failure by an Eligible Foreign Custodian to meet the requirements for its status as such under Rule 17f-5. A Material Term shall mean a term which provides that (a) the Customer will be adequately indemnified or its Assets adequately insured, or an adequate combination thereof, in the event of loss; (b) the Assets of the Series will not be subject to any right, charge, security interest, lien or claim of any kind in favor of an Eligible Foreign Custodian or such Eligible Foreign Custodian's creditors, except a claim of payment for their safe custody or administration, or in the case of cash deposits, liens or rights in favor of creditors of the Eligible Foreign Custodian arising under bankruptcy, insolvency or similar laws; (c) beneficial ownership for the Assets of the Series will be freely transferable without the payment of money or value other than for safe custody or administration of the Assets of the Series; (d) adequate records will be maintained identifying the Assets as belonging to the Customer or the Series or as being held by a third party for the benefit of the Customer or the Series; (e) the independent auditors for the Customer will be given access to those records or confirmation of the contents of those records; and (f) the Customer will receive periodic reports with respect to the safekeeping of the Series' Assets, including, but not necessarily limited to, notification of any transfer to or from the Customer's account or a third party account containing Assets held for the benefit of the Customer. In addition, in the event that a contract with an Eligible Foreign Custodian does not include any or all of the terms described in (a) through (f) of this paragraph 15(b)(i), a Material Term shall mean a term which, in the Bank's judgment, if not complied with, would cause the contract not to provide the same or greater level of care and protection for Customer's Assets than if the contract contained the provisions described in (a) through (f) of this paragraph 15(b)(i).

         (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Assets would exercise;

         (iii) in selecting an Eligible Foreign Custodian, first have determined that Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in Rule 17f-5(c)(1)(i)-(iv);

         (iv) determine that the written contract with the Eligible Foreign Custodian (or, in the case of an Eligible Foreign Custodian that is a Securities Depository or clearing agency, such contract, the rules or established practices or procedures of the depository, or any combination of the foregoing) requires that the Eligible Foreign Custodian will provide reasonable care for Assets based on the standards applicable to custodians in the relevant market.

         (v) have established a system to monitor the continued appropriateness of maintaining Assets with particular Eligible Foreign Custodians based on the standards set forth herein and of the governing contractual arrangements based on the standards set forth in Rule 17f-5(c)(2), as it may be amended from time to time.

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract which either contains the terms described in Rule 17f-5(c)(2)(i) or which, in lieu of any or all of the terms described in Rule 17f-5(c)(2)(i), contains such other provisions which the Bank determines will provide in their entirety, the same or a greater level of care and protection for the Customer's Assets as the provisions of Rule 17f-5(c)(2)(i) in their entirety. The written contract shall be in such form as deemed appropriate by Bank. In addition, with respect to Eligible Foreign Custodians that are non-compulsory Securities Depositories, reliance may be had on such a contract, the rules or established practices and procedures of such Depository or any combination thereof.

         (c) Except as expressly provided herein, Customer shall be solely responsible to assure that the maintenance of Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC which are applicable to Fund's business or which have been granted to Fund. Bank shall advise Customer of any exemptive orders which it obtains which may have an impact on Bank's relationship with Customer.

         (d) Bank represents to Customer that it is a U.S. Bank as defined in Rule 17f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the 1940 Act, as the same may be amended from time to time; (2) its Board has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager. Nothing contained herein shall require Bank, on Customer's behalf, to make any selection regarding countries in which Customer invests or to engage in any monitoring of Customer's decision to invest in any particular country in which Bank selects , contracts and monitors Eligible Foreign Custodians, as Customer's Foreign Custody Manager pursuant to the Agreement.

         (e) Bank shall provide to Customer such information as is specified in Appendix 1-B hereto. Customer hereby acknowledges that: (i) such information is solely designed to inform Customer of market conditions and procedures, but is not intended to influence Customer's investment decisions; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information except to the extent that Bank was negligent in selecting the sources of such information.

         2. Add the following after the first sentence of Section 3 of the
Agreement:

         At the request of Customer, Bank may, but need not, add to Schedule A an Eligible Foreign Custodian that is either a bank or a non-Compulsory Depository where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects not to add any such entity.


         3. Add the following language to the end of Section 3 of the Agreement:

         The term Subcustodian as used herein shall mean the following:

         (a) a "U.S. Bank," which shall mean a U.S. bank as defined in Rule 17f-5(a)(7); and
         (b) with respect to Securities for which the primary market is outside the U.S. an "Eligible Foreign Custodian," shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States; (iii) a Securities Depository or clearing agency (other than a Compulsory Depository), incorporated or organized under the laws of a country other than the United States, that acts as a system for the central handling of securities or equivalent book-entries in that country and that is regulated by a foreign financial regulatory authority as defined under section 2(a)(50) of the 1940 Act, (iv) a Securities Depository or clearing agency organized under the laws of a country other than the United States that acts as a transnational system ("Transnational Depository") for the central handling of securities or equivalent book-entries, and
         (v) any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

         The term Subcustodian as used in Section 12(a)(i) (except the last sentence thereof) shall not include any Eligible Foreign Custodians as to which Bank has not acted as Foreign Custody Manager, any Compulsory Depository and any Transnational Depository.

         4. Add the following after the word "administration" at the end of Subsection 4(d)(i): "or, in the case of cash deposits, liens or rights in favor of creditors of Subcustodian arising under bankruptcy, insolvency, or similar laws".

         5. Delete all of Subsection 4(e) after the word "located" in (ii) thereof and add the word "and" between "Subcustodian" and "(ii)".

                              *********************

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Customer                                 THE CHASE MANHATTAN BANK

By: /s/ Michael P. Bishof                 By: /s/ Rosemary M. Stidmon

Name: Michael P. Bishof                   Name: Rosemary M. Stidmon

Title: Senior Vice President/             Title: Vice President
         Treasurer

         Date: Nov. 20, 1997                     Date: Nov. 20, 1997

                                   APPENDIX A


Delaware Group Adviser Funds, Inc.
         U.S. Growth Fund
         Overseas Equity Fund
         New Pacific Fund

Delaware Group Equity Funds I, Inc.
         Delaware Fund
         Devon Fund

Delaware Group Equity Funds II, Inc.
         Blue Chip Fund
         Quantum Fund

Delaware Group Equity Funds IV, Inc.
         DelCap Fund
         Capital Appreciation Fund

Delaware Group Equity Funds V, Inc.
         Retirement Income Fund
         Small Cap Value Fund

Delaware Pooled Trust, Inc.
         The International Equity Portfolio
         The International Fixed Income Portfolio
         The Global Equity Portfolio
         The Global Fixed Income Portfolio
         The High-Yield Bond Portfolio
         The Labor Select International Equity Portfolio
         The Real Estate Investment Trust Portfolio
         The Real Estate Investment Trust Portfolio II
         The Emerging Markets Portfolio

Delaware Group Global & International Funds, Inc.
         Emerging Markets Series
         Global Assets Series
         Global Bond Series
         Global Equity Series
         International Equity Series
         International Small Cap Series

                                APPENDIX A CON'T

Delaware Group Premium Fund, Inc.
         Convertible Securities Series
         Devon Series
         Emerging Markets Series
         Quantum Series
         Strategic Income Series
         Global Bond Series
         DelCap Series
         International Equity Series
         Delaware Series
         Value Series

Voyageur Mutual Funds III, Inc.
         Tax-Efficient Equity Fund









Dated:  November 20,  1997

                                  Appendix 1-A

                             COMPULSORY DEPOSITORIES

--------------------------------------------------------------------------------------------------------------------------------
 Argentina           Caja de Valores                                    Equity, Corporate & Government Debt
--------------------------------------------------------------------------------------------------------------------------------
 Australia           Austraclear Ltd.                                   Corporate Debt, Money Market & Semi-Government Debt
--------------------------------------------------------------------------------------------------------------------------------
                     CHESS                                              Equity
                     (Clearing House Electronic Sub-register System)
--------------------------------------------------------------------------------------------------------------------------------
                     RITS                                               Government Debt
                     (Reserve Bank Information and Transfer System)
--------------------------------------------------------------------------------------------------------------------------------
 Austria             Oesterreichische Kontrolbank AG                    Equity, Corporate + Government Debt
--------------------------------------------------------------------------------------------------------------------------------
 Belgium             CIK                                                Equity + Corporate Debt
                     (Caisse Interprofessionnelle de Depots et de
                     Virements de Titres)
--------------------------------------------------------------------------------------------------------------------------------
                     Banque Nationale de Belgique                       Treasury Bills + Government Debt
--------------------------------------------------------------------------------------------------------------------------------
 Brazil              BOVESPA                                            Equity
                     (Bolsa de Valores de Sao Paolo)
--------------------------------------------------------------------------------------------------------------------------------
                     BVRJ                                               Equity
                     (Bolsa de Valores de Rio de Janeiro)
 -------------------------------------------------------------------------------------------------------------------------------
 Canada              CDS                                                Equity, Corporate + Government Debt
                     (Canadian Depository for Securities)
--------------------------------------------------------------------------------------------------------------------------------
 China, Shanghai     SSCCRC                                             Equity
                     (Shanghai Securities Central Clearing and
                     Registration Corp.)
--------------------------------------------------------------------------------------------------------------------------------
 China, Shenzhen     SSCC                                              Equity
                     (Shenzhen Securities Registration Co., Ltd.)
--------------------------------------------------------------------------------------------------------------------------------
 Czech Republic      SCP                                               Equity + Long-Term Government Debt
                     (Securities Center)
--------------------------------------------------------------------------------------------------------------------------------
                     TKD                                               Treasury Bills + Money Market
                     (Trh Kratkododich Dlluhopisu or Short-Term
                     Bond Market)
--------------------------------------------------------------------------------------------------------------------------------
 Denmark             VP                                                 Equity, Corporate + Government Debt
                     (Vaerdipapircentralen)
--------------------------------------------------------------------------------------------------------------------------------
 Egypt               Misr Clearing & Sec. Dep.                          Equity
--------------------------------------------------------------------------------------------------------------------------------
 Estonia             EVK                                                Equity
                     (Estonian Central Depository for Securities
                     Ltd.)
--------------------------------------------------------------------------------------------------------------------------------
 Euromarket          Cedel & Euroclear                                  Euro-Debt
--------------------------------------------------------------------------------------------------------------------------------
 Finland             CSR                                                Equity + Government Debt
                     (Central Share Registry Finland)
--------------------------------------------------------------------------------------------------------------------------------
                     Helsinki Money Market Center Ltd.                  Money Market
--------------------------------------------------------------------------------------------------------------------------------
 France              SICOVAM                                            Equity + Corporate Debt.
                     (Banque de France)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 France               SATURNE                                           Government Debt.
                      (Banque de France)
--------------------------------------------------------------------------------------------------------------------------------
 Germany              DKV                                               Equity, Corporate + Government Debt
                      (Deutscher Kassenverein)
--------------------------------------------------------------------------------------------------------------------------------
 Greece               Apothetirio Titlon A.E.                            Equity
--------------------------------------------------------------------------------------------------------------------------------
                      Bank of Greece                                     Government Debt
--------------------------------------------------------------------------------------------------------------------------------
 Hong Kong            CCASS                                              Equity
                      (Central Clearing and Settlement System)
 -------------------------------------------------------------------------------------------------------------------------------
                      CMU                                                Corporate +  Government Debt
                      (Central Moneymarkets Unit)
--------------------------------------------------------------------------------------------------------------------------------
 Hungary              Keler Ltd.                                         Equity + Government Debt
--------------------------------------------------------------------------------------------------------------------------------
 Ireland              CREST                                              Equity
--------------------------------------------------------------------------------------------------------------------------------
                      GSO                                                Government Debt
                      (Gilt Settlement Office)
--------------------------------------------------------------------------------------------------------------------------------
 Israel               TASE Clearing House                                Equity, Corporate + Government Debt
                      (Tel Aviv Stock Exchange Clearing House)
--------------------------------------------------------------------------------------------------------------------------------
 Italy                Monte Titoli                                       Equity + Corporate Debt
--------------------------------------------------------------------------------------------------------------------------------
                      Bank of Italy                                      Government Debt
--------------------------------------------------------------------------------------------------------------------------------
 Japan                Bank of Japan                                      Registered Government Debt
--------------------------------------------------------------------------------------------------------------------------------
 Latvia               LCD                                                Equity + Government Debt
                      (Latvian Central Depository)
--------------------------------------------------------------------------------------------------------------------------------
 Lebanon              Midclear                                           Equity
                      (Custodian and Clearing Center of Lebanon and
                      the Middle East)
--------------------------------------------------------------------------------------------------------------------------------
 Luxembourg           Cedel                                              Equity
--------------------------------------------------------------------------------------------------------------------------------
 Malaysia             MCD                                                Equity
                      (Malaysian Central Depository Snd Bhd)
--------------------------------------------------------------------------------------------------------------------------------
 Mauritius            CDS                                                Equity
                      (Central Depository System)
--------------------------------------------------------------------------------------------------------------------------------
 Mexico               Indeval                                            Equity, Corporate + Government Debt.
                      (Institucion para el Deposito de Valores)
--------------------------------------------------------------------------------------------------------------------------------
 Morocco              Maroclear                                          Equity + Corporate Debt
--------------------------------------------------------------------------------------------------------------------------------
                      Bank Al'Maghrib                                    Government Debt
--------------------------------------------------------------------------------------------------------------------------------
 Netherlands          NECIGEF/KAS Associate NV                           Equity, Corp. + Govt. D
--------------------------------------------------------------------------------------------------------------------------------
                      De Nederlandsche Bank N.V.                         Money Market
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 Netherlands          NIEC                                               Premium Bonds
                      (Nederlands Interpforessioneel Effectencentrum
                      B.V.)
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 New Zealand          Austraclear New Zealand                            Equity, Corporate + Government Debt
--------------------------------------------------------------------------------------------------------------------------------
 Norway               VPS                                                Equity, Corporate + Government Debt
                      (Verdipapirsentralen)
--------------------------------------------------------------------------------------------------------------------------------
 Oman                 NONE
--------------------------------------------------------------------------------------------------------------------------------
 Pakistan             CDC                                                Equity
                      (Central Depository Company of Pakistan Ltd.)
--------------------------------------------------------------------------------------------------------------------------------
 Peru                 CAVALI                                             Equity
                      (Caja de Valores)
--------------------------------------------------------------------------------------------------------------------------------
 Philippines          PCD                                                Equity
                      (Philippine Central Depository)
--------------------------------------------------------------------------------------------------------------------------------
 Poland               NDS                                                Equity, Long-Term Government Debt + Vouchers
                      (National Securities Depository)
--------------------------------------------------------------------------------------------------------------------------------
                      CRT                                                Treasury-Bills
                      (Central Registry of Treasury-Bills)
--------------------------------------------------------------------------------------------------------------------------------
 Portugal             Interbolsa                                         Equity, Corporate + Government Debt
--------------------------------------------------------------------------------------------------------------------------------
 Romania              SNCDD - RASDAQ                                     Equity
                      (National Company for Clearing, Settlement and
                      Depository for Securities)
--------------------------------------------------------------------------------------------------------------------------------
                      Budapest Stock Exchange Registry                   Equity
--------------------------------------------------------------------------------------------------------------------------------
                      National Bank of Romania                           Treasury-Bills
--------------------------------------------------------------------------------------------------------------------------------
 Russia               MICEX                                              GKO's
                      (Moscow Interbank Currency Exchange)               (Gosudarstvennye Kratkosrochnye Obyazatelstva
                                                                         [T-Bills])

                                                                         OFZ's
                                                                         (Obligatsyi Federalnogo Zaima [Federal Loan Bonds])s
--------------------------------------------------------------------------------------------------------------------------------
 Singapore            CDP                                                Equity + Corporate Debt and Malaysian equities
                      (Central Depository Pte. Ltd.)                     traded on CLOB
--------------------------------------------------------------------------------------------------------------------------------
                      Monetary Authority of Singapore                    Government Debt
--------------------------------------------------------------------------------------------------------------------------------
 Slovak Republic      SCP                                                Equity + Government Debt
                      (Stredisko Cennych Papiru)
--------------------------------------------------------------------------------------------------------------------------------
                      National Bank of Slovakia                          Treasury-Bills
--------------------------------------------------------------------------------------------------------------------------------
 So. Africa           CD                                                 Corporate + Government Debt
                      (Central Depository)
--------------------------------------------------------------------------------------------------------------------------------
 So. Korea            KSD                                                Equity, Corporate + Government Debt
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 Spain                SCLV                                               Equity + Corporate Debt.
                      (Servicio de Compensacion y Liquidacion de
                      Valores)
--------------------------------------------------------------------------------------------------------------------------------
                      CBEO                                               Government Debt
                      (Central Book Entry Office)
--------------------------------------------------------------------------------------------------------------------------------
 Sri Lanka            CDS                                                Equity
                      (Central Depository System (Private) Ltd.)
 -------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Sweden                VPC                                                Equity, Corporate + Government Debt
                      (Vardepapperscentralen AB)
--------------------------------------------------------------------------------------------------------------------------------
 Switzerland          SEGA                                               Equity, Corporate + Government Debt
                      (Schweizerische Effekten-Giro AG)
--------------------------------------------------------------------------------------------------------------------------------
 Taiwan               TSCD                                               Equity + Government Debt
                      (Taiwan Securities Central Depository Co.,
                      Ltd.)
--------------------------------------------------------------------------------------------------------------------------------
 Thailand             TSDC                                               Equity, Corporate + Government Debt
                      (Thailand Securities Depository Company Ltd.)
--------------------------------------------------------------------------------------------------------------------------------
 Tunisia              STICODEVAM                                         Equity
                      (Societe Tunisienne Interprofessionnelle pour
                      la Compensation et le Depot des Valeurs
                      Mobilieres)
--------------------------------------------------------------------------------------------------------------------------------
                      Ministry of Finance                                Government Debt tradable on the stock exchange
                                                                         (BTNBs)
--------------------------------------------------------------------------------------------------------------------------------
                      Central Bank of Tunisia                            Government Debt not tradable on the stock exchange
                                                                         (BTCs)
--------------------------------------------------------------------------------------------------------------------------------
 Turkey               Takas Bank                                         Equity + Corporate Debt
--------------------------------------------------------------------------------------------------------------------------------
                      Central Bank of Turkey                             Government Debt
--------------------------------------------------------------------------------------------------------------------------------
 United Kingdom       CREST                                              Equity + Corp. Debt
--------------------------------------------------------------------------------------------------------------------------------
                      CMO                                                Sterling CDs & CP
                      (Central Moneymarket Office)
--------------------------------------------------------------------------------------------------------------------------------
                      CGO                                                Gilts
                      (Central Gilts Office)
--------------------------------------------------------------------------------------------------------------------------------
 United States        DTC                                                Equity + Corporate Debt
                      (Depository Trust Company)
--------------------------------------------------------------------------------------------------------------------------------
                      PTC                                                Mortgage Back Debt
                      (Participants Trust Company)
--------------------------------------------------------------------------------------------------------------------------------
                      Fed Book-Entry                                     Government Debt.
--------------------------------------------------------------------------------------------------------------------------------
 Zambia               LuSE                                               Equity + Government Debt
                      (LuSE Central Shares Depository Ltd.)
--------------------------------------------------------------------------------------------------------------------------------

                                  Appendix 1-B

                       Information Regarding Country Risk


         1. To aid Customer's board in its determinations regarding Country Risk, Bank shall furnish board annually and upon the initial placing of Assets into a country the following information (check items applicable):

         A Opinions of local counsel concerning:

___ i. Whether applicable foreign law would restrict the access afforded Customer's independent public accountants to books and records kept by an eligible foreign custodian located in that country.

___      ii.      Whether  applicable  foreign law would  restrict the
                  Customer's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

___ iii. Whether applicable foreign law would restrict the Customer's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

         B.       Written information concerning:

___      i.       The likelihood of expropriation, nationalization, freezes, or confiscation of Customer's assets.

___      ii.      Whether difficulties in converting Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.]

         C. A market report with respect to the following topics:

         (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, and (vi) compulsory depositories (including depository evaluation).

         2. To aid Customer's board in monitoring Country Risk, Bank shall furnish board the following additional information:

         Market flashes, including with respect to changes in the information in market reports.